SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): December 11, 1996



                        MLCC Mortgage Investors, Inc.

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           (Exact name of registrant as specified in its character)



                                   Delaware

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        (State or other jurisdiction of incorporation or organization)


  333-14253                             59-3247986

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(Commission File Number)      (IRS Employer Identification No.)


          MLCC Mortgage Investors, Inc.
          4802 Deer Lake Drive East
          Jacksonville, FL   32246
          Attention: General Counsel

________________________________________________________________
            (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 904-928-6000


                                Not applicable
_________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.   Other Events.
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Filing of Pooling and Servicing Agreement
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     On December 11, 1996, MLCC Mortgage Investors, Inc. (the "Seller") entered into a Pooling and Servicing Agreement dated as of November 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Merrill Lynch Credit Corporation, as master servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Transfer of Subsequent Mortgage Loans
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     On December 11, 1996, the Depositor sold, transferred, assigned and conveyed to the Trustee (for inclusion into the Trust Fund) all right, title and interest of the Depositor in and to certain Subsequent Mortgage Loans as specified and described in the Depositor's Prospectus Supplement dated December 4, 1996 in the second paragraph under the heading "The Mortgage Pool--Subsequent Mortgage Loans."

Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibits

               The  following  is   filed  herewith.    The   exhibit  number
          corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.         Description
               -----------         -----------

                    99             Pooling and Servicing Agreement



SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MLCC MORTGAGE INVESTORS, INC.



                                   By:  /s/ ROBERT J. SMITH
                                       -----------------------
Robert J. Smith

                                   Its: President




Dated:    December 24, 1996





                                EXHIBIT INDEX


          Exhibit No.                                       Page
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               99                                             6